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                               AMENDMENT NO. ONE
                     TO AMENDED AND RESTATED LEASE AGREEMENT
                  BETWEEN SERVICE ONE INTERNATIONAL CORPORATION
                            AND DONALD A. DUNHAM, JR.


     THIS AMENDMENT NO. ONE to the AMENDED AND RESTATED LEASE AGREEMENT, by and between Donald A. Dunham, Jr. ("Landlord") and Service One International Corporation, ("Tenant"), this 11 day of June, 1997.

                              W I T N E S S E T H:

     WHEREAS, the Landlord and Tenant have previously executed an Amended and Restated Lease Agreement dated ______, 1996; and

     WHEREAS, subsequent to the execution of such Amended and Restated Lease Agreement, Tenant has requested Landlord to provide certain improvements to the facilities and to construct a parking lot for use by Tenant; and

     WHEREAS, Tenant has agreed to pay to Landlord an initial cash payment of $25,000 for such services provided by Landlord; and

     WHEREAS, Tenant has further agreed to pay the remaining costs of such services as additional rent under the Amended and Restated Lease Agreement; and

     WHEREAS, the Landlord and Tenant now desire to amend the Amended and Restated Lease Agreement to reflect the additional rent payments as agreed upon by the Landlord and Tenant.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

     1. Landlord and Tenant hereby agree to amend the Amended and Restated Lease Agreement by adding the following new paragraph to ARTICLE 3 to read as follows:

d. Additional Rent for Improvements. Tenant covenants and agrees to pay to Landlord, as additional base rent at Landlord's address as specified and designated by Landlord from time to time, without any prior notice therefrom, a monthly additional rent of $5,051.66 commencing on August 1, 1997. This additional monthly rent shall be paid in advance on the first of each and every month beginning August 1, 1997, and shall terminate on July 31, 2002. Tenant also hereby agrees to execute a Corporate Guaranty for the Promissory Note to be executed by Landlord to secure financing for the tenant improvements requested by Tenant.

     2. All the provisions of the Amended and Restated Lease Agreement are hereby ratified and affirmed.
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     Dated in Sioux Falls, South Dakota, this 11th day of June, 1997.

LANDLORD                               TENANT

 /s/  Donald A. Dunham, Jr.            Service One International Corporation
----------------------------------
Donald A. Dunham, Jr.
                                       By [Illegible]
                                          ----------------------------------
                                          Its President


STATE OF SOUTH DAKOTA        )
                             :ss
COUNTY OF MINNEHAHA          )

     On the 16 day of June, 1997, before me, the undersigned officer, personally appeared Donald A. Dunham, Jr. who acknowledged himself to be the President of Dunham Property management, Inc., a corporation, and that as such President, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/  [Illegible]
                                       -----------------------------------
                                       Notary Public - South Dakota

                                       My Commission Expires: May 23, 2002
                                                              ------------

STATE OF SOUTH DAKOTA        )
                             :ss
COUNTY OF MINNEHAHA          )

     On the 11th the day of June, 1997, before, the undersigned officer, personally appeared Kevin Riordan, who acknowledged himself to be the Authorized Agent of Service One International Corporation, a corporation, and that as such Authorized Agent, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Authorized Agent.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/  Nancy Batson
                                       -----------------------------------

                                       Notary Public - South Dakota

                                       My Commission Expires:  21 January 2000
                                                               ---------------